THE HUNTINGTON FUNDS

HUNTINGTON INTERNATIONAL EQUITY FUND

CLASS A SHARES

INSTITUTIONAL SHARES

SUPPLEMENT DATED FEBRUARY 10, 2014 TO THE HUNTINGTON FUNDS RETAIL PROSPECTUS DATED APRIL 30, 2013, AS AMENDED

EFFECTIVE AS OF FEBRUARY 10, 2014, PLEASE REPLACE THE FEES AND EXPENSES TABLE IN THE HUNTINGTON INTERNATIONAL EQUITY FUND’S PROSPECTUS ON PAGE 44 WITH THE FOLLOWING:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 208 of this prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 74 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares
Management Fees	1.00%	1.00%

Distribution (12b-1) Fees	None	0.25%

Other Expenses (including shareholder services fee)	0.58%	0.58%

Acquired Fund Fees and Expenses	0.04%	0.04%

Total Annual Fund Operating Expenses	1.62%	1.87%
Fee Waivers and/or Expense Reimbursements(1)	(0.72)%	(0.72)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.15%

(1)	The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.86% and 1.11% of the Institutional Shares and Class A Shares daily net assets, respectively, through April 30, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor will not cause the Fund’s total annual fund operating expenses to fall below the stated expense caps.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and expenses were capped in the first year for each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$92	$441	$813	$1,861
Class A Shares	$587	$968	$1,374	$2,505

EFFECTIVE AS OF FEBRUARY 10, 2014, PLEASE ADD THE FOLLOWING DISCLOSURE UNDER THE MANAGEMENT FEES TABLE IN THE SECTION TITLED, “ADVISORY SERVICES” ON PAGE 222:

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the International Equity Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.86% and 1.11% of the Institutional Shares and Class A Shares daily net assets, respectively, through April 30, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor will not cause the Fund’s total annual fund operating expenses to fall below the stated expense caps.

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